Exhibit 99.2
Non-GAAP Financial Measures – Additional Information

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business. We use non-GAAP financial measures to budget, make operating and strategic decisions and evaluate our performance. We have detailed below the adjustments that we make in our non-GAAP financial measures that were affected by the sale of our remaining equity method investment in JDEP. Our adjustments generally fall within the following categories: acquisition & divestiture activities, gains and losses on intangible asset sales and non-cash impairments, major program restructuring activities, constant currency and related adjustments, major program financing and hedging activities and other major items affecting comparability of operating results. We believe the non-GAAP measures should always be considered along with the related U.S. GAAP financial measures.

The definition of our non-GAAP financial measures did not change because of the sale of our remaining equity method investment in JDEP. For all periods presented in this Form 8-K, our non-GAAP financial measure for Adjusted EPS is defined below. As new events or circumstances arise, these definitions could change over time. When definitions change, we provide the updated definitions and present the related non-GAAP historical results on a comparable basis (1).

Adjusted EPS – defined as diluted EPS attributable to Mondelēz International from continuing operations (the most comparable U.S. GAAP financial measure) excluding the impacts of the impacts of the Simplify to Grow Program (2); gains or losses (including non-cash impairment charges) on goodwill and intangible assets; divestiture (3) or acquisition gains or losses, divestiture-related costs (4), acquisition-related costs (5), and acquisition integration costs and contingent consideration adjustments (6); inventory step-up charges (7); operating results of divestitures (3); operating results from short-term distributor agreements related to the sale of a business (8); remeasurement of net monetary position (9); mark-to-market impacts from commodity, forecasted currency and equity method investment transaction derivative contracts (10); impact from resolution of tax matters (11); 2017 malware incident net recoveries; incremental costs due to the war in Ukraine (12); impact from the European Commission legal matter (13); impact from pension participation changes (14); operating costs from the ERP System Implementation program (15); costs associated with the JDE Peet's transaction; losses on debt extinguishment and related expenses; gains or losses on interest rate swaps no longer designated as accounting cash flow hedges due to changed financing and hedging plans; mark-to-market unrealized gains or losses and realized gains or losses from marketable securities (16); initial impacts from enacted tax law changes (17); and gains or losses on equity method investment transactions. Similarly, within Adjusted EPS, our equity method investment net earnings exclude our proportionate share of our investees’ significant operating and non-operating items (18). We believe that Adjusted EPS provides improved comparability of underlying operating results. We also evaluate growth in our Adjusted EPS on a constant currency basis (19).

1.When items no longer impact our current or future presentation of non-GAAP operating results, we remove these items from our non-GAAP definitions. Beginning in Q1 2024, due to a significant devaluation of the Argentinean peso that occurred in December 2023 and the resulting distortion it would cause on our non-GAAP constant currency growth rate measures, we now exclude the impact of pricing in excess of 26% year-over-year ("extreme pricing") in Argentina, which is the level at which hyperinflation generally occurs cumulatively over a 3-year period. We have excluded the impact of extreme pricing in Argentina from our calculation of Organic Net Revenue, Organic Net Revenue growth and other non-GAAP financial constant currency growth measures with a corresponding adjustment to changes in currency exchange rates. We made this change on a prospective basis due to the distorting effect expected in the current period and future periods following the Argentinian peso devaluation that occurred in December 2023 and did not revise our historical non-GAAP constant currency growth measures. Beginning in Q2 2024, we added to the non-GAAP definitions the exclusion of operating expenses associated with the ERP System Implementation program as they represent incremental transformational costs above the normal ongoing level of spending on information technology to support operations (see footnote (15) below).
2.Non-GAAP adjustments related to the Simplify to Grow Program reflect costs incurred that relate to the objectives of our program to transform our supply chain network and organizational structure. Costs that do not meet the program objectives are not reflected in the non-GAAP adjustments.
3.Divestitures include completed sales of businesses, exits of major product lines upon completion of a sale or licensing agreement, the partial or full sale of an equity method investment and changes from equity

Exhibit 99.2
method investment accounting to accounting for marketable securities. As we record our share of JDE Peet’s ongoing earnings on a one-quarter lag basis, any JDE Peet’s ownership reductions are reflected as divestitures within our non-GAAP results the following quarter.
4.Divestiture-related costs, which includes costs incurred in relation to the preparation and completion (including one-time costs such as severance related to elimination of stranded costs) of our divestitures as defined in footnote (3), also includes costs incurred associated with our publicly announced processes to sell businesses. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
5.Acquisition-related costs, which includes transaction costs such as third party advisor, investment banking and legal fees, also includes one-time compensation expense related to the buyout of non-vested ESOP shares. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
6.Acquisition integration costs and contingent consideration adjustments include one-time costs related to the integration of acquisitions as well as any adjustments made to the fair market value of contingent compensation liabilities that have been previously booked for earn-outs related to acquisitions that do not relate to recurring employee compensation expense. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.
7.In the third quarter of 2022, we began to exclude the one-time inventory step-up charges associated with acquired companies related to the fair market valuation of the acquired inventory. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
8.In the fourth quarter of 2023, we began to exclude the operating results from short-term distributor agreements that have been executed in conjunction with the sale of a business. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.
9.In connection with our applying highly inflationary accounting (refer to Note 1, Summary of Significant Accounting Policies in our Annual Report on Form 10-K for the year ended December 31, 2023), for Argentina (beginning in the third quarter of 2018) and Türkiye (beginning in the second quarter of 2022), we exclude the related remeasurement gains or losses related to remeasuring net monetary assets or liabilities denominated in the local currency to the U.S. dollar during the periods presented and the realized gains and losses from derivatives that mitigate the foreign currency volatility related to the remeasurement of the respective net monetary assets or liabilities during the periods presented.
10.We exclude unrealized gains and losses (mark-to-market impacts) from outstanding commodity and forecasted currency and equity method investment transaction derivative contracts from our non-GAAP earnings measures. The mark-to-market impacts of commodity and forecasted currency transaction derivatives are excluded until such time that the related exposures impact our operating results. Since we purchase commodity and forecasted currency transaction contracts to mitigate price volatility primarily for inventory requirements in future periods, we make this adjustment to remove the volatility of these future inventory purchases on current operating results to facilitate comparisons of our underlying operating performance across periods. We exclude equity method investment transaction derivative contract settlements as they represent protection of value for future divestitures.
11.Refer to Note 14, Commitments and Contingencies – Tax Matters, in our Annual Report on Form 10-K for the year ended December 31, 2023, for additional information.
12.In February 2022, Russia began a military invasion of Ukraine, and we stopped our production and closed our facilities in Ukraine for a period of time due to damage incurred to our facilities during the invasion. We began to incur incremental costs directly related to the war including asset impairments, such as property and inventory losses, higher expected allowances for uncollectible accounts receivable and committed compensation. We have isolated and exclude these costs and related impacts as well as subsequent recoveries from our operating results to facilitate evaluation and comparisons of our ongoing results. Incremental costs related to increasing operations in other primarily European facilities are not included with these costs.
13.In the fourth quarter of 2022, we began to exclude the impact from the European Commission legal matter. In November 2019, the European Commission informed us that it initiated an investigation into our alleged infringement of European Union competition law through certain practices allegedly restricting cross-border trade within the European Economic Area. On January 28, 2021, the European Commission announced it had taken the next procedural step in its investigation and opened formal proceedings. We have been cooperating with the investigation and are currently engaged in discussions with the European Commission in an effort to reach a negotiated, proportionate resolution to this matter. As of December 31, 2022, we recorded an estimate of the possible cost to resolve this matter. We have cooperated with the investigation and have reached a negotiated resolution to the matter, We subsequently adjusted our accrual

Exhibit 99.2
accordingly and fulfilled our payment obligation in August 2024. Due to the unique nature of this matter, we believe it to be infrequent and unusual and therefore exclude it to better facilitate comparisons of our underlying operating performance across periods. Refer to Note 14, Commitments and Contingencies – Tax Matters, in our Annual Report on Form 10-K for the year ended December 31, 2023, for additional information.
14.The impact from pension participation changes represents the charges incurred when employee groups are withdrawn from multiemployer pension plans and other changes in employee group pension plan participation. We exclude these charges from our non–GAAP results because those amounts do not reflect our ongoing pension obligations. See Note 11, Benefit Plans, in our Annual Report on Form 10-K for the year ended December 31, 2023, for more information on the multiemployer pension plan withdrawal.
15.In July 2024, our Board of Directors approved funding of $1.2 billion for a multi-year systems transformation program to upgrade our global ERP and supply chain systems (the “ERP System Implementation”), which is comprised of both capital expenditures and operating expenses, of which a majority is expected to be operating expenses. The ERP System Implementation program will be implemented in several phases with spending occurring over the next five years, with expected completion by year-end 2028. The operating expenses associated with the ERP System Implementation represent incremental transformational costs above the normal ongoing level of spending on information technology to support operations. These expenses include third-party consulting fees, direct labor costs associated with the program, accelerated depreciation of our existing SAP financial systems and various other expenses, all associated with the implementation of our information technology upgrades. These operating expenses will be excluded from our non-GAAP financial measures as they are nonrecurring and excluding those costs will better facilitate comparisons of our underlying operating performance across periods.
16.In the first quarter of 2023, we began to exclude mark-to-market unrealized gains or losses, as well as realized gains or losses, associated with our marketable securities from our non-GAAP earnings measures. These marketable securities gains or losses are not indicative of underlying operations and are excluded to better facilitate comparisons of our underlying operating performance across periods.
17.We have excluded the initial impacts from enacted tax law changes. Initial impacts include items such as the remeasurement of deferred tax balances and the transition tax from the 2017 U.S. tax reform. We exclude initial impacts from enacted tax law changes from our Adjusted EPS as they do not reflect our ongoing tax obligations under the enacted tax law changes.
18.We have excluded our proportionate share of our equity method investees’ significant operating and non-operating items, such as acquisition and divestiture related costs, restructuring program costs and initial impacts from enacted tax law changes, in order to provide investors with a comparable view of our performance across periods. Although we have shareholder rights and board representation commensurate with our ownership interests in our equity method investees and review the underlying operating results and significant operating and non-operating items with them each reporting period, we do not have direct control over their operations or resulting revenue and expenses. Our use of equity method investment net earnings on an adjusted basis is not intended to imply that we have any such control. Our U.S. GAAP “diluted EPS attributable to Mondelēz International from continuing operations” includes all of the investees’ significant operating and non-operating items.
19. Constant currency operating results are calculated by dividing or multiplying, as appropriate, the current-period local currency operating results by the currency exchange rates used to translate the financial statements in the comparable prior-year period to determine what the current-period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior-year period. Beginning in the first quarter of 2024, we also now include within our currency-related impacts a corresponding adjustment associated with the impact of extreme pricing in Argentina.

We believe that the presentation of these non-GAAP financial measures, when considered together with our U.S. GAAP financial measures and the reconciliations to the corresponding U.S. GAAP financial measures, helps provide a more complete understanding of the factors and trends affecting our business than could be obtained absent these disclosures. Because non-GAAP financial measures vary among companies, the non-GAAP financial measures presented in this report may not be comparable to similarly titled measures used by other companies. Our use of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for any U.S. GAAP financial measure. A limitation of the non-GAAP financial measures is they do not include all items of income and expense that affect us and have an impact on our U.S. GAAP reported results. The best way to address this limitation is by evaluating our non-GAAP financial measures in combination with our U.S. GAAP reported results and carefully evaluating the reconciliations of U.S. GAAP reported figures to the non-GAAP financial measures.